EXHIBIT 10.1

                           AMENDMENT NO. 1 AND WAIVER


      This Amendment No. 1 and Waiver dated as of May 12, 2000 ("Agreement") is among The York Group, Inc., a Delaware corporation ("Borrower"), the lenders party to the Credit Agreement described below ("Lenders"), and ABN AMRO Bank N.V., a Netherlands chartered bank, in its capacity as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                                  INTRODUCTION

      A. The Borrower, the Administrative Agent and the Lenders are parties to the Amended and Restated Credit Agreement dated as of August 12, 1999, as modified by the Forbearance Agreement and Consent dated as of May 10, 2000 (as so modified, the "Credit Agreement").

      B. The Borrower, the Administrative Agent and the Lenders wish to, subject to the terms and conditions of this Agreement, (1) consent and agree to certain changes to the Credit Agreement, (2) acknowledge the existence of certain Defaults and Events of Default (each as defined in the Credit Agreement), and
(3) provide for a waiver of such existing Defaults and Events of Default.

      THEREFORE, the Borrower, the Administrative Agent and the Lenders hereby agree as follows:

      Section 1. DEFINITIONS; REFERENCES. Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

      Section 2. WAIVER; AMENDMENTS.

      (a)   WAIVER.

            (i) The Borrower hereby acknowledges the existence of the following Defaults and Events of Default (collectively, the "Existing Defaults"): (A) the failure of the Borrower to timely deliver the documents that were required to be delivered to the Administrative Agent and the Lenders in accordance with Section
6.29 and 6.30 of the Credit Agreement, (B) the failure of the Borrower to timely deliver consolidating balance sheets of the Borrower and its Subsidiaries for the period ended December 31, 1999 pursuant to the requirements of Section 6.7(a)(ii), and (C) the failure of the Borrower to comply with the requirements of Sections 6.26 and 6.27 of the Credit Agreement for the period ended March 31, 2000.

            (ii) The Lenders hereby agree, subject to the terms of this Agreement, to waive the Existing Defaults. The waiver by the Lenders described in the preceding sentence is contingent upon the satisfaction of the conditions precedent set forth below and is limited to the Existing Defaults. This waiver is limited to the extent described herein and shall not be construed to be a

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consent to or a permanent waiver of the Sections covered by the Existing
Defaults or any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Credit Documents. The Lenders reserve the right to exercise any rights and remedies available to them in connection with any other present or future defaults with respect to the Credit Agreement or any other provision of any Credit Document.

      (b)   AMENDMENTS.  The Credit Agreement shall be amended as follows:

            (i) DEFINITIONS. The definitions of "Applicable Margin" and "Consolidated Current Liabilities" set forth in Section 1 of the Credit Agreement are deleted and replaced in their entirety with the following new definitions of "Applicable Margin" of "Consolidated Current Liabilities":

            "APPLICABLE MARGIN" means (a) with respect to any Eurodollar Loan or the calculation of any fee owing in respect of Letters of Credit, 2.25%, and (b) with respect to any Base Rate Loan, 1.25%; PROVIDED that, the percentages set forth in the preceding clauses (a) and (b) shall each be increased by an amount equal to 1.00% on September 1, 2000.

            "CONSOLIDATED CURRENT LIABILITIES" means, as of any date of determination, the total amount of the current liabilities of the Borrower and its Subsidiaries existing as of such date determined on a consolidated basis in accordance with GAAP; PROVIDED that, with respect to determining "Consolidated Current Liabilities" as of June 30, 2000 and September 30, 2000, the current portion of any long-term Debt of the Borrower and its Subsidiaries existing as of such dates shall be deducted to the extent such current portion is included in such current liabilities.

            (ii) FEES. Clause (a) of Section 3.1 of the Credit Agreement is deleted in its entirety and replaced with the following new clause (a):

      (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a facility fee on the average daily amount of such Lenders' respective Revolving Credit Commitments from the effective date of the Amendment No. 1 and Waiver of this Agreement until the Revolving Credit Commitment Termination Date, at a rate equal to .50% per annum (computed on a basis of a 360-day year and for the actual days elapsed). Such fee shall be payable monthly in arrears commencing on May 31, 2000, and on the last day of each calendar month thereafter and on the Maturity Date applicable to the Revolving Loans, unless the Revolving Credit Commitments are terminated in whole on an earlier date, in which event the facility fee for the period to but not including the date of termination shall be paid in whole on the date of such termination.

            (iii) DIVIDENDS, ETC. Clause (a) of Section 6.11 of the Credit Agreement is hereby deleted and replaced in its entirety with the following new clause (a):

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            (a) The Borrower shall not redeem, purchase or otherwise acquire any shares of its capital stock or declare or pay any dividends on its capital stock (other than dividends paid in kind) or make any distribution or payment to shareholders, or set aside funds for any such purpose.

            (iv) FINANCIAL COVENANTS. Sections 6.26 and 6.27 are deleted in their entirety and replaced with the following new Sections 6.26 and 6.27:

            Section 6.26. MINIMUM FIXED CHARGE COVERAGE RATIO. The Borrower will maintain a Fixed Charge Coverage Ratio as of the end of each calendar month for the twelve month period then ended of at least (i) for all calendar months ending on or before September 30, 2000, 2.00 to 1.00, and
      (ii) for all calendar months ending thereafter, 2.50 to 1.00.

            Section 6.27. MINIMUM EBITDA. The Borrower will maintain its EBITDA as of the end of each fiscal quarter for the fiscal quarter then ended of at least (i) for the calendar quarter ending June 30, 2000, $6,850,000,
      (ii) for the calendar quarter ending September 30, 2000, $6,625,000, (iii) for the calendar quarter ending December 31, 2000, $8,575,000, (iv) for the calendar quarter ending March 31, 2001, $9,000,000, and (v) for the calendar quarter ending June 30, 2001, $7,375,000.

      Section 3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

      (a) After giving effect to this Agreement, all of the representations and warranties of the Borrower and its Subsidiaries set forth in the Credit Agreement and in the other Credit Documents are true and correct in all material respects as of the date of this Agreement, except as a result of the transactions expressly permitted under such Credit Agreement and Credit Documents and except to the extent that any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date;

      (b) (i) The execution, delivery and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity; and

      (c) Other than the Existing Defaults that have been waived pursuant to this Agreement, no Default or Event of Default has occurred and is continuing.

      Section 4.  COVENANTS OF THE BORROWER AND ITS SUBSIDIARIES.

      (a) The Borrower hereby agrees to deliver to the Administrative Agent and the Lenders (i) no later than June 15, 2000 all of the documents, instruments, opinions and other agreements

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required by Section 6.30 of the Credit Agreement, and (ii) no later than May 31,
2000, a mortgage on the property owned by Cercueil Lauziere Inc. in form and substance satisfactory to the Administrative Agent.

      (b) The Borrower shall deliver to the Administrative Agent and the Lenders on or before May 31, 2000, and on the last day of each calendar month occurring thereafter, a written summary of the Borrower's discussions with, and options provided by (if any), third parties occurring through such date with respect to both (i) the refinancing of the Obligations and (ii) other recapitalization alternatives for the Borrower.

      (c) The Borrower shall, subject to the terms of this clause (c), pay a waiver and amendment fee to the Administrative Agent, for the account of each Lender executing this Agreement on or before May 15, 2000, in an aggregate amount equal to for each such Lender, .50% of the sum of (i) the Revolving Credit Commitment of such Lender PLUS (ii) the aggregate outstanding principal amount of the Term Loans made by such Lender existing on the date of this Agreement. The waiver and amendment fee shall be due and payable in two installments as follows: (i) 25% of such fee (i.e. the first .125% of such .50%) shall be due and payable on the date of this Agreement, and (ii) the remaining 75% of such fee (i.e. the remaining .375% of such .50%) shall be due and payable on August 31, 2000; PROVIDED that, if the Obligations are repaid in full on or before the August 31, 2000 and all remaining Commitments of the Lenders have been terminated, then in such event the second installment of such waiver and amendment fee shall be forgiven and no such payment shall be due and owing.

Notwithstanding the .50% fee in clause (c) above, if the percentage determined by dividing (1) the amendment fee paid to the Noteholders in respect of the amendment to the Senior Note Purchase Agreement referred to in Section 6 below by (2) the aggregate principal amount of the Senior Secured Notes on the date of this Agreement ("Noteholder Fee Percentage") is higher than .50%, then the .50% fee percentage referred to above shall instead be equal to the Noteholder Fee Percentage, and the amount of the waiver and amendment fee shall be increased accordingly. If any such adjustment is required, the additional amounts owing under such fee shall be added to the amount already owing in respect of the second installment to be paid on August 31, 2000.

      Section 5. REAFFIRMATION OF GUARANTORS. Each of the Guarantors hereby acknowledges and agrees to the terms of this Agreement and agrees that its respective guaranty obligations are hereby reaffirmed and acknowledged, as such guaranty obligations have been amended hereby.

      Section 6. EFFECTIVENESS. This Agreement shall become effective, and the amendments, consents and waiver provisions provided for herein shall be effective as of the date of this Agreement (except that the changes made to the definition of "Applicable Margin" shall be effective as of April 1, 2000), upon the satisfaction of the following conditions precedent:

      (a) The Borrower, the Administrative Agent and the Majority Lenders shall have delivered duly and validly executed originals (unless otherwise indicated) of the following documents to the Administrative Agent;

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            (i) this Agreement;

            (ii) an amendment to the Senior Note Purchase Agreement (which amendment shall have become effective) (A) waiving the Existing Defaults and any other defaults or events of default that may have occurred under the Senior Note Purchase Agreement on or before the date of this Agreement, (B) incorporating covenant adjustments to Sections 6.8, 7.2 and 7.15 (or, if applicable, modifying the definitions of the terms used in such Sections) corresponding to the ones contained herein and, in any event, resulting in such Sections and all other covenants set forth in the Senior Note Purchase Agreement being no more onerous than the covenants set forth in the Credit Agreement, and otherwise in form and substance satisfactory to the Administrative Agent and the Majority Lenders;

            (iii) copies, certified as of the date of this Agreement by a Responsible Officer of each of the Borrower and its Subsidiaries of (A) the resolutions of the Board of Directors of each such Person approving this Agreement, (B) the articles or certificate (as applicable) of incorporation and bylaws of each such Person, and (C) all other documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the other Credit Documents;

            (iv) certificates of a Responsible Officer of each of the Borrower and its Subsidiaries certifying the names and true signatures of officers of each such Person authorized to sign this Agreement and the other Credit Documents to which each such Person is a party;

            (v) a favorable opinion of Locke, Liddell & Sapp LLP, counsel to the Borrower and its Subsidiaries in form and substance satisfactory to the Administrative Agent and the Majority Lenders; and

            (vi) such other documents, governmental certificates and agreements as the Administrative Agent and the Majority Lenders may reasonably request.

      (b) The representations and warranties in this Agreement shall be true and correct in all material respects; and

      (c)   On the date of this Agreement, the Borrower shall have paid:

            (i) the first installment of the waiver and amendment fee owing pursuant to Section 4(c) above; and

            (ii) all costs and expenses which have been invoiced and are payable pursuant to Section 10.13 of the Credit Agreement.


      SECTION 7. EFFECT ON CREDIT DOCUMENTS; ACKNOWLEDGMENTS AND AGREEMENTS.

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      (a) Except as amended herein, the Credit Agreement and the Credit
Documents remain in full force and effect as originally executed. Except as expressly set forth herein, nothing herein shall act as a waiver of any of the Administrative Agent's or Lenders' rights under the Credit Documents.

      (b) This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a Default or Event of Default under other Credit Documents.

      (c) The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.

      (d) The Administrative Agent and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Credit Documents. Except as expressly provided in this Agreement, nothing in this Agreement shall constitute a waiver or relinquishment (i) of any Default or Event of Default under any of the Credit Documents, (ii) of any of the agreements, terms or conditions contained in the Credit Documents, (iii) of any rights or remedies of the Administrative Agent and Lenders with respect to the Credit Documents, or (iv) of the rights of the Administrative Agent and the Lenders to collect the full amounts owing to them under the Credit Documents.

      Section 8. CHOICE OF LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

      Section 9. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original.

      THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

      THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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      EXECUTED as of the 12th day of May, 2000.


                                    BORROWER AND GUARANTORS:

                                    THE YORK GROUP, INC.


                                    By: _______________________
                                    Name: _____________________
                                    Title: ____________________


                                    CERCUEIL LAUZIERE INC.
                                    COLONIAL GUILD, LTD.
                                    SHEIDOW BRONZE CORPORATION
                                    THE WILLIAMSBURG COMPANIES, INC.
                                    OREGON BRASS WORKS
                                    GORHAM BRONZE, LTD.
                                    COLONIAL GUILD TRADE COMPANY, INC.
                                    DIXIE VAULT TRADE COMPANY, INC.
                                    DOODY TRADE COMPANY, INC.
                                    ELDER DAVIS, INC.
                                    ELDER DAVIS TRADE COMPANY, INC.
                                    OMC INDUSTRIES, INC.
                                    OREGON CASKET COMPANY, INC.
                                    PUGET SOUND CASKET CO.
                                    STAR MANUFACTURING CORPORATION
                                    THE DOODY GROUP, INC.
                                    T.Y.G. COMPANY, INC.
                                    T.Y.G. TRADE COMPANY, INC.
                                    T.Y.G. TRADE II COMPANY, INC.
                                    WEST POINT CASKET COMPANY
                                    DIXIE VAULT COMPANY, INC.
                                    WEST POINT TRADE COMPANY, INC.
                                    YORK AGENCY, INC.
                                    YORK ACQUISITION CORP.
                                    YORKTOWNE ACQUISITION CORP.
                                    (For purposes of Section 5 only)


                                    By: _______________________
                                    Name: _____________________
                                    Title: ____________________

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                                    ADMINISTRATIVE AGENT AND LENDERS:

                                    ABN AMRO BANK N.V., as Administrative Agent


                                    By: _______________________
                                    Name: _____________________
                                    Title: ____________________


                                    By: _______________________
                                    Name: _____________________
                                    Title: ____________________



                                    ABN AMRO BANK N.V.


                                    By: _______________________
                                    Name: _____________________
                                    Title: ____________________


                                    By: _______________________
                                    Name: _____________________
                                    Title: ____________________

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                                    NATIONSBANK, N.A., dba BANK OF AMERICA,
                                    NATIONAL ASSOCIATION, successor by merger to Bank of America, Texas, N.A.

                                    By: _______________________
                                    Name: _____________________
                                    Title: ____________________

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                                    CHASE BANK TEXAS, N.A.


                                    By: _______________________
                                    Name: _____________________
                                    Title: ____________________

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                                    FIRST UNION NATIONAL BANK


                                    By: _______________________
                                    Name: _____________________
                                    Title: ____________________

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                                    WELLS FARGO BANK (TEXAS),
                                     NATIONAL ASSOCIATION


                                    By: _______________________
                                    Name: _____________________
                                    Title: ____________________